EXHIBIT 10.2

                      SECOND AMENDMENT TO LICENSE AGREEMENT

      This Second Amendment to License Agreement ("Second Amendment") is entered into as of July 10, 2000, by and between Triangle Pharmaceuticals, Inc., a for-profit Delaware corporation with principal offices located at 4 University Place, 4611 University Drive, Durham, North Carolina 27707 ("COMPANY") and Emory University, a not-for-profit Georgia corporation with offices at 1380 South Oxford Road, N.E., Atlanta, Georgia 30322 ("LICENSOR"), and amends certain terms of that certain License Agreement, dated as of April 17, 1996, as amended pursuant to a First Amendment to License Agreement entered into as of May 6, 1999 (said License Agreement and First Amendment being collectively referred to as the "Agreement"), between LICENSOR and COMPANY.

                                    RECITALS:

      A. LICENSOR and COMPANY have previously entered into the Agreement, pursuant to which LICENSOR has licensed certain patent rights and know-how to COMPANY with respect to FTC.

      B. LICENSOR and COMPANY desire to amend certain terms of the Agreement as set forth in this Second Amendment.

      NOW, THEREFORE, for good and valuable consideration, COMPANY and LICENSOR hereby agree as follows:

      1. Definitions. All terms used in this Second Amendment and not otherwise defined herein shall have the same meanings ascribed to them in the Agreement.

      2. Amendment. Section 1.12 of the Agreement is hereby deleted and replaced as follows:

            1.12 "Licensed Compound" or "FTC" shall mean: (a) the (-) enantiomer with the chemical name (2R-cis)-4-amino-5-fluoro-1-[2-(hydroxymethyl)-1,3-oxathiolan-5-yl]-2(1H)-pyrimidinone; (b) any mixture of the (-) enantiomer described in Subsection 1.12(a) and the (+) enantiomer with the chemical name (2S-cis)-4-amino-5-fluoro-1-[2-(hydroxymethyl)-1,3-oxathiolan-5-yl]-
      2(1H)-pyrimidinone, *** ; (c) any salts, esters (including, but not limited to, all 5(1) phosphate esters) and N alkylated derivatives of any of the foregoing; or (d) any and all polymorphs, hydrates and solvates of any of the foregoing. "Licensed Compounds" shall mean all of the foregoing.

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      3. General Terms.

            (a) Except as expressly amended hereby, the remaining terms of the Agreement shall remain in full force and effect.

            (b) The Agreement, as amended by this Second Amendment, constitutes the entire agreement between LICENSOR and COMPANY or regarding the subject matters contained therein and herein.

            (c) In the event of any conflict between the provisions of the Agreement and this Second Amendment, the provisions of this Second Amendment shall govern and control.

            (d) This Second Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia without regard to its conflicts of laws principles.

            (e) This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

            (f) If any provision of this Second Amendment is for any reason held to be ineffective, unenforceable or illegal, such condition shall not affect the validity or enforceability of any of the remaining portions hereof; provided, further, that the parties shall negotiate in good faith to replace any ineffective, unenforceable or illegal provision with an effective replacement as soon as is practical.

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      IN WITNESS WHEREOF, LICENSOR and COMPANY have each executed this Second
Amendment through an authorized officer as of the date first written above.

                              EMORY UNIVERSITY

                              By: /s/ John L. Temple
                                  ------------------------------------
                                  John L. Temple

                              Its: Executive Vice President


                              TRIANGLE PHARMACEUTICALS, INC.

                              By: /s/ David W. Barry
                                  ------------------------------------
                                  David W. Barry

                              Its: Chairman and Chief Executive Officer

                      [SIGNATURE PAGE TO SECOND AMENDMENT]